Item 1: Report to Shareholders

Health Sciences Portfolio	June 30. 2005

The views and opinions in this report were current as of June 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Dear Investor

Stocks generally declined in the first half of 2005, as modest second-quarter gains failed to offset first-quarter losses. The market’s attempts to advance were hindered by concerns about the pace of economic growth amid surging oil prices—which reached $60 per barrel in late June—and rising short-term interest rates.

Large-cap shares held up slightly better than small-caps, but mid-cap stocks decisively outperformed both segments. As measured by various Russell indexes, value stocks outperformed their growth counterparts across all market capitalizations. As a group, health care shares outperformed the more broadly based S&P 500 and Russell 2000 indexes.

Performance Comparison

Periods Ended 6/30/05	6 Months	12 Months
Health Sciences Portfolio	-2.61%	1.51%
Health Sciences Portfolio–II	-2.73	1.22
S&P 500 Stock Index	-0.81	6.32
Lipper Health/Biotechnology
Funds Index	1.20	5.88

Your portfolio fell 2.61% and increased a modest 1.51% in the 6- and 12-month periods ended June 30, 2005, respectively. As shown in the Performance Comparison table, the portfolio underperformed its Lipper benchmark and the S&P 500 Index for both periods. Service firms (managed care, services, facilities, and distributors) significantly outperformed all other health care industries. Therapeutic companies (biotechnology, pharmaceuticals, and medical equipment) lagged. Approximately three-quarters of your portfolio’s assets are invested in the latter category.

MARKET ENVIRONMENT

Over the last six months, services industry companies posted sharp gains, and life sciences shares increased modestly. All other health care industries declined, and biotechnology shares fared the worst. The biotech segment was hit particularly hard when Elan and Biogen Idec voluntarily suspended marketing of their multiple sclerosis drug Tysabri, which was thought to have multi-billion dollar sales potential. (Elan and Biogen Idec fell significantly on this news, which will be discussed more fully in the Portfolio Review section.) Helped by new drug approvals and positive developments at this April’s American Society of Clinical Oncology (ASCO) meeting, biotechnology shares staged a second-quarter rally.

The pharmaceutical industry was pressured on several fronts, as possible increased regulatory burdens, the imbalance between patent expirations for currently marketed drugs and important new drugs coming onto the market, and the threat of generic competition weighed on the group. In April, Eli Lilly received a favorable lower-court ruling in a patent challenge against Zyprexa, one of its top-selling drugs. This was the first of three critical rulings on pharmaceutical industry patent challenges—Plavix (Bristol-Myers) and Lipitor (Pfizer) are the others—that should be resolved over the next 12 months. It is likely that the stock market will react negatively if a pharmaceutical company loses any one of these patent challenges.

Over the last few years, therapeutic firms have been increasingly pressured by safety issues. In products and devices, Boston Scientific and Guidant recalled stents and defibrillators, respectively. Pharmaceutical firms have been affected by ongoing safety concerns related to COX-2 inhibitors—Merck’s Vioxx and Pfizer’s Celebrex and Bextra—and other drugs. Elan and Biogen Idec’s withdrawal of Tysabri earlier this year showed that biotechnology-generated drugs are not immune to safety concerns. In general, concerns over drug safety have pushed valuations lower. However, in our opinion, the pendulum has swung too far in the direction of safety. In most instances, the risk that comes with not treating disease with modern pharmaceuticals is far greater than the safety risk associated with a new drug. If it becomes too difficult for new drugs to enter the market, then there is a real danger that innovative drugs needed to treat the many grievous illnesses for which good therapies currently do not exist will not be developed. Recent Food and Drug Administration (FDA) Advisory Panel meetings have served as a voice of reason, pointing out that all regulatory decisions must weigh the clinical benefit versus the safety concerns.

In an important recent development, Pfizer and Wyeth announced significant spending cuts—$4 billion and $750 million, respectively. Overall, this should benefit the industry, as the cost cutting indicates that the businesses are trying to better align their expenses with their revenues.

Our relative underweight in U.S. pharmaceutical stocks is not due to the negative publicity surrounding the industry over the last few months; it has been in place for a considerable period. However, because the industry’s troubles are well known and seem to be reflected in current valuations that are below the market’s average, opportunities to increase our exposure to the group may develop over the next 12 to 18 months. We are closely monitoring pharmaceutical industry developments and will act accordingly.

PORTFOLIO REVIEW

Biotechnology and Pharmaceuticals
The therapeutic business model (the discovery, development, manufacture, and commercialization of medicines or therapeutic devices) is the primary driver of long-term value in the health care sector. Moreover, a therapeutic-based business model in a smaller company can lead to significantly greater leverage from successful new product introductions. In fact, one important new medicine can transform a smaller therapeutic-based company and the value of its stock.

In many instances, Wall Street refers to these smaller, therapeutic-based companies as biotechs; however, because the major distinction between biotechs and large-cap pharmaceuticals is often size, the label lacks a meaningful distinction. As a result, we view smaller biotechs as emerging pharmaceuticals. The portfolio owns a number of these companies that have a leveraged bet on the pharmaceutical business model.

However, this strategy also encompasses more risk since a firm that is highly leveraged to the success or failure of a single drug can decline meaningfully on bad news. In our last report, we wrote about the bright prospects for Tysabri, a new multiple sclerosis (MS) drug jointly developed by Elan and Biogen Idec that received unprecedented fast track FDA approval in November of 2004 after compelling one-year clinical data that showed benefit to sufferers of MS. Tysabri appeared to have all the characteristics of a mega-blockbuster drug. Unfortunately, on February 28, Elan and Biogen Idec announced a voluntary marketing suspension of Tysabri after it was linked to a very rare and potentially fatal disease that affects the central nervous system. The condition was confirmed in one patient (and was fatal) and suspected (and subsequently confirmed) in another patient. Both patients used the medication for at least two years. Both stocks fell sharply when this news was released, and have only recovered a fraction of their earlier losses in the second quarter. Tysabri could yet return to the market, but how well the stocks perform in the long term will be heavily influenced by Tysabri’s safety profile over the next several years. (Please refer to the portfolio of investments for a complete list of the portfolio’s holdings and the amount each represents of the portfolio.)

Our fourth largest holding, Genentech (protein-based products for serious or life-threatening medical conditions), is an example of a company that is referred to as a “biotech” but has scale and dominance greater than most large pharmaceutical firms. Our best contributor for the past six months, Genentech delivered strong earnings and revenues behind strong sales of its portfolio of cancer drugs, including Avastin and Herceptin. Importantly, Genentech announced positive news about several of its drugs, including expanded use for its colon-cancer drug, Avastin, in lung cancer and breast cancer. The drug’s efficacy as a treatment for other cancers is also being tested. Herceptin’s data in adjuvant breast cancer positions it as the standard of care for that disease. Together, Herceptin and Avastin are the key drugs that should fuel Genentech’s earnings for years to come.

Several biotech firms are good examples of the type of therapeutic company favored by the portfolio and help explain why approximately 45% of our assets are invested in this category. The portfolio holds significant stakes in established firms such as Gilead Sciences (drugs for infectious diseases) and Amgen (drugs based on advances in cellular and molecular biology), both of which are early in what should be a strong cycle of earnings growth. Gilead, one of the period’s top contributors, continues to benefit from strong sales of its HIV drugs Viread, Emtriva, and Truvada, a single pill combining Viread and Emtriva.

Emerging biotech holdings Sepracor (drugs for respiratory and central nervous system disorders) and Celgene (products to treat cancer and debilitating inflammatory diseases) were top contributors over the last six and 12 months. Sepracor benefited from strong early sales of Lunesta, the first new sleep aid approved in more than five years. The drug, which can be used to treat sleep induction and maintenance, was launched in the first quarter. The prospects look good for Revlimid, Celgene’s treatment for the common blood disorder, Myelodysplastic syndrome, or MDS.

On the other hand, Eyetech’s stock performance was extremely disappointing. The company’s age-related macular degeneration drug, Macugen, continues to be pressured by concerns that its future will be severely impacted by competition from Genentech’s experimental drug, Lucentis. ImClone Systems was hurt by disappointing sales of its colorectal cancer drug, Erbitux.

The portfolio owns several emerging pharmaceutical companies to reduce overall portfolio risk. Our bias toward owning small- and medium-sized companies should continue. In fact, the investment-weighted median market cap of our holdings is $6.6 billion versus $13.2 billion for the peer group.

Industry Diversification

	Percent of	Percent of
	Net Assets	Net Assets
	12/31/04	6/30/05
Biotechnology	46.1%	44.1%
Services	19.5	25.7
Pharmaceuticals	19.4	16.9
Products and Devices	10.6	9.1
Life Sciences	4.8	4.9
Options	-1.7	-1.9
Other and Reserves	1.3	1.2
Total	100.0%	100.0%
Historical weightings reflect current industry/sector classifications.

We have been very selective in our large-cap pharmaceutical investments, and the portfolio’s exposure to the largest industry segment within the health care universe remains lower than its peer group. As a result, if these companies perform particularly well, and your portfolio does not make corresponding changes, it could hinder our ability to outperform our peers.

Currently, large-cap pharmaceutical companies trade at low valuations, reflective of the problems these companies are facing. Our holdings in the industry are focused on firms such as Wyeth that appear to be attractively valued and have a secure earnings outlook. Several European pharmaceuticals are better positioned for long-term growth than their U.S. counterparts. The group faces fewer patent expirations and has more advanced pipelines. Our exposure to Roche Holdings, which owns a significant stake in Genentech, increased. Roche should benefit from its rights to manufacture and sell many of Genentech’s products outside the U.S.

Services
Selected managed health care services companies such as WellPoint and UnitedHealth Group were key contributors to our six-month performance. While the market believes rising health care costs will squeeze margins, as long as the increase in medical costs remains in line with historical norms, these companies should be able to keep profit margins at current levels. Under that premise, the growth rate of these companies relative to their valuation remains attractive. Our allocation to drug distributor Cardinal Health increased. The Medicare Act should increase the usage of pharmaceuticals, benefiting distributors. In addition to improvement in its core distribution business, Cardinal has some underperforming divisions that are likely to improve.

OUTLOOK

Our goal is to deliver above-average returns with below-average risk. In order to achieve this objective, we seek the strongest companies in each of the four main areas of health care—the pharmaceutical, biotechnology, services, and medical devices industries. Although each subsector offers attractive growth opportunities, we will continue to favor therapeutic companies leveraged to novel products for unmet medical needs.

Over the next six to 12 months, pharmaceutical firms are likely to be hampered by concerns about their inability to deliver above-average growth. As a result, a strong move up or down from the group is not anticipated. Biotechnology shares were strong second-quarter performers. The group, which benefited from several positive product-related developments, should marginally outperform other health care industries over the course of the year. Services companies delivered strong results. Many investors anticipate that changes to Medicare will result in increased drug utilization, benefiting the industry. While this could be true, we will also keep a watchful eye. If prices rise too rapidly, it is likely that the group will correct.

While large-cap companies (both pharmaceuticals and biotechs) may face significant challenges, many smaller biotechnology firms can be transformed if they are able to gain approval for a product that wins significant market share. Positive news flow often drives the shares of such companies, and more good news is likely. As long as society continues to desire new therapies to soften the impact of disease, and price controls are not imposed, health care should remain an area of significant growth for the long term.

We appreciate your continued confidence and support.

Respectfully submitted,

Kris H. Jenner
President of the portfolio and chairman of its Investment Advisory Committee

July 20, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the portfolio’s investment program.

Risk of Growth Investing

Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Risk of Health Sciences Portfolio Investing

Portfolios that invest only in specific industries will experience greater volatility than portfolios investing in a broad range of industries. Companies in the health sciences field are subject to special risks such as increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation, and the obsolescence of popular products.

Glossary

Lipper indexes: Portfolio benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Russell 2000 Index: Consists of the smallest 2,000 companies in the Russell 3000 Index. Performance is reported on a total-return basis.

S&P 500 Stock Index: An index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s weight in the index proportionate to its market value.

Portfolio Highlights

Twenty-Five Largest Holdings
Percent of
Net Assets
6/30/05
WellPoint	6.7%
Gilead Sciences	6.3
UnitedHealth Group	5.8
Genentech	4.8
Sepracor	3.3
Amgen	2.8
Wyeth	2.4
Cephalon	2.4
ImClone Systems	1.9
Community Health System	1.8
Celgene	1.6
Neurocrine Biosciences	1.6
Roche Holding	1.5
DaVita	1.4
Alkermes	1.3
Invitrogen	1.3
CIGNA	1.2
Eli Lilly	1.2
OSI Pharmaceuticals	1.1
Cardinal Health	1.1
Alcon	1.1
Pfizer	1.1
Biogen Idec	1.1
Johnson & Johnson	1.0
Symyx Technologies	1.0
Total	56.8%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Average Annual Compound Total Return

Periods Ended		Since	Inception
6/30/05	1 Year	Inception	Date

Health Sciences Portfolio	1.51%	0.16%	12/29/00
S&P 500 Stock Index	6.32	-0.64	–
Lipper Health/Biotechnology
Funds Index	5.88	-0.56	–
Health Sciences Portfolio–II	1.22	7.44	4/30/02
S&P 500 Stock Index	6.32	5.10	–
Lipper Health/Biotechnology
Funds Index	5.88	6.66	–

Current performance may be higher or lower than the quoted past per-
formance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance informa-
tion, please visit our Web site (troweprice.com) or contact a T. Rowe
Price representative at 1-800-469-5304. Returns do not include charges imposed by your insurance company’s separate account. If these were included, performance would have been lower.

This table shows how the portfolio and its benchmarks would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distribu-
tions. Returns do not reflect taxes that the shareholder may pay on portfolio distributions or the redemption of portfolio shares. When assessing perfor-
mance, investors should consider both short- and long-term returns.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. Please note that the fund has two classes of shares: the original share class and II class. II class shares are sold through financial intermediaries, which it compensates for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. Rowe Price Health Sciences Portfolio

			Expenses
	Beginning	Ending	Paid During
	Account	Account	Period*
	Value	Value	1/1/05 to
	1/1/05	6/30/05	6/30/05

Health Sciences Portfolio
Actual	$1,000.00	$ 973.90	$4.65
Hypothetical
(assumes 5% return
before expenses)	1,000.00	1,020.08	4.76

Health Sciences Portfolio–II
Actual	1,000.00	972.70	5.87
Hypothetical
(assumes 5% return
before expenses)	1,000.00	1,018.84	6.01

*Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by the days in the year (365) to reflect the half-year period. The annualized expense ratio of the Health Sciences Portfolio was 0.95%, the Health
Sciences Portfolio–II was 1.20%.

Financial Highlights
(Unaudited)

	For a share outstanding throughout each period

Health Sciences Class
	6 Months	Year			12/29/00
	Ended	Ended			Through
	6/30/05**	12/31/04	12/31/03	12/31/02	12/31/01
NET ASSET VALUE
Beginning of period	$10.34	$8.94	$6.56	$9.12	$10.00

Investment activities
Net investment income (loss)	(0.03)	(0.05)	(0.05)	(0.04)	(0.03)
Net realized and
unrealized gain (loss)	(0.24)	1.45	2.43	(2.52)	(0.85)

Total from
investment activities	(0.27)	1.40	2.38	(2.56)	(0.88)

NET ASSET VALUE
End of period	$10.07	$10.34	$8.94	$6.56	$9.12

Ratios/Supplemental Data
Total return^	(2.61)%	15.66%	36.28%	(28.07)%	(8.75)%
Ratio of total expenses to
average net assets	0.95%†	0.95%	0.95%	0.95%	0.95%
Ratio of net investment
income (loss) to average
net assets	(0.61)%†	(0.60)%	(0.57)%	(0.55)%	(0.42)%
Portfolio turnover rate	57.7%†	49.3%	68.2%	62.2%	81.1%
Net assets, end of period
(in thousands)	$6,586	$6,513	$4,365	$3,564	$4,671

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
** Per share amounts calculated using average shares outstanding method.
†	Annualized

The accompanying notes are an integral part of these financial statements.

Financial Highlights
(Unaudited)

For a share outstanding throughout each period
Health Sciences–II Class
	6 Months	Year		4/30/02
	Ended	Ended		Through
	6/30/05**	12/31/04	12/31/03	12/31/02
NET ASSET VALUE
Beginning of period	$10.27	$8.90	$6.55	$7.96

Investment activities
Net investment income (loss)	(0.04)	(0.02)	(0.06)	(0.03)
Net realized and
unrealized gain (loss)	(0.24)	1.39	2.41	(1.38)

Total from
investment activities	(0.28)	1.37	2.35	(1.41)

NET ASSET VALUE
End of period	$9.99	$10.27	$8.90	$6.55

Ratios/Supplemental Data
Total return^	(2.73)%	15.39%	35.88%	(17.71)%
Ratio of total expenses to
average net assets	1.20%†	1.20%	1.20%	1.20%†
Ratio of net investment
income (loss) to average
net assets	(0.86)%†	(0.85)%	(0.82)%	(0.75)%†
Portfolio turnover rate	57.7%†	49.3%	68.2%	62.2%
Net assets, end of period
(in thousands)	$2,057	$1,323	$112	$82

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
**	Per share amounts calculated using average shares outstanding method.
†	Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments (1)
(Unaudited)

	Shares	Value
(Amounts in 000s)

COMMON STOCKS AND WARRANTS 100.7%

BIOTECHNOLOGY 43.6%
Major Biotechnology 36.2%
Abgenix *	5,450	47
Alkermes *^	8,470	112
American Pharmaceutical *	200	8
Amgen *^	4,030	244
Array BioPharma *	500	3
Atherogenics *	1,900	30
Biogen Idec *^	2,708	93
Celgene *^	3,400	139
Cephalon *^	5,130	204
Chiron *	200	7
CV Therapeutics *^	2,500	56
Eyetech Pharmaceuticals *^	2,400	30
Genentech *^	5,220	419
Gilead Sciences *^	12,320	542
Human Genome Sciences *	2,880	33
ICOS *^	800	17
ImClone Systems *^	5,420	168
Kosan Biosciences *	1,500	8
Martek Biosciences *^	1,500	57
Medicines Company *^	2,700	63
MedImmune *	2,010	54
Neurocrine Biosciences *^	3,261	137
NPS Pharmaceuticals *	3,600	41
OSI Pharmaceuticals *^	2,400	98
Protein Design Labs *	4,200	85
Sepracor *^	4,800	288
Trimeris *	4,900	49
United Therapeutics *^	300	15
Vertex Pharmaceuticals *	4,800	81
		3,128
Other Biotechnology 7.4%
Alexion Pharmaceutical *	1,820	42
Amylin Pharmaceuticals *^	2,790	58
BioCryst Pharmaceuticals *	3,700	19
Cubist Pharmaceuticals *	6,500	86
Cytokinetics *	300	2
deCode genetics *	3,700	35
Discovery Laboratories *	1,000	7
Dynavax Technologies *	300	1
Encysive Pharmaceuticals *^	5,100	55
Exelixis *	5,400	40
Favrille *	700	3
Idenix Pharmaceuticals *	1,700	37
Incyte Genomics *	2,400	17
Inspire Pharmaceuticals *^	1,000	8
Keryx Biopharmaceuticals *	1,900	25
Myogen *	2200	15
Myogen, Warrants, 9/29/09 *‡	100	0
Nektar Therapeutics *	2,000	34
NeoRx *	1,000	1
ONYX Pharmaceuticals *^	1,200	29
Pharmion *	800	18
Rigel Pharmaceuticals *	1,300	26
Theravance *	1,900	32
Vicuron Pharmaceuticals *	500	14
Vion Pharmaceuticals *	5,900	13
ViroLogic *	400	1
ViroPharma *	2,700	19
		637
Total Biotechnology		3,765

LIFE SCIENCES 4.9%
Life Sciences 4.9%
Dade Behring Holdings ^	1,300	84
Gen-Probe *^	1,900	69
Immucor *^	1,300	38
Invitrogen *^	1,300	108
OraSure Technologies *	1,700	17
Serologicals *	900	19
Symyx Technologies *	3,200	90
Total Life Sciences		425

PHARMACEUTICALS 16.6%
International Pharmaceuticals 0.8%
Schwarz Pharma AG (EUR)	600	27
Solvay (EUR)	300	31
UCB (EUR)	200	10
		68
Major Pharmaceuticals 15.8%
Alcon	890	97
Andrx *	2,100	43
Astellas Pharmaceutical (JPY)	2,000	68
Elan ADR *^	9,000	61
Eli Lilly	1,900	106
Indevus Pharmaceuticals *	1,800	5
IVAX *	4,100	88
Johnson & Johnson	1,380	90
MGI Pharma *^	3,800	83
Novartis ADR	700	33
Noven Pharmaceuticals *	1,400	25
Novo Nordisk, Series B (DKK)	200	10
Penwest Pharmaceuticals *	600	7
Pfizer ^	3,528	97
Roche Holding (CHF)	1,000	126
Salix Pharmaceuticals *	300	5
Sanofi-Aventis (EUR)	650	53
Schering-Plough	2,615	50
Shire Pharmaceuticals ADR ^	1,200	39
Teva Pharmaceutical ADR	1,800	56
Valeant Pharmaceuticals	1,000	18
Wyeth ^	4,654	207
		1,367
Total Pharmaceuticals		1,435

PRODUCTS & DEVICES 9.0%
Implants 8.4%
Aspect Medical Systems *	700	21
Baxter International ^	300	11
Biomet ^	800	28
BioSphere Medical *	4,100	18
Boston Scientific *^	2,300	62
C R Bard	80	5
CONMED *	400	12
CryoLife *	2,400	19
Edwards Lifesciences *^	1,500	65
Endologix *	2,900	13
Fischer Imaging *	2,800	6
Guidant ^	400	27
Integra LifeSciences *	700	20
Kinetic Concepts *^	1,100	66
Medtronic ^	1,000	52
Regeneration Technologies *	2,900	18
ResMed *^	1,100	73
Respironics *^	200	7
St. Jude Medical *^	1,500	65
Stryker ^	1,700	81
Zimmer Holdings *^	730	56
		725
Other Products & Devices 0.6%
Bausch & Lomb	700	58
		58
Total Products & Devices		783

SERVICES 24.0%
Distribution 3.0%
AmerisourceBergen	300	21
Cardinal Health ^	1,700	98
Caremark RX *^	1,167	52
NeighborCare *	1,500	50
Omnicare ^	370	15
Patterson Companies *^	500	22
		258
Other Services 0.4%
LabOne *	800	32
		32
Payors 14.4%
CIGNA	1,000	107
Coventry Health Care *^	800	57
UnitedHealth Group ^	9,600	500
WellPoint *	8,300	578
		1,242
Providers 6.2%
Community Health System *	4,100	155
DaVita *^	2,700	123
HCA ^	860	49
HealthSouth *	4,100	23
Manor Care	100	4
Sunrise Senior Living *	1,300	70
Symbion *	1,800	43
Triad Hospitals *^	1,100	60
Vencor, REIT	500	15
		542
Total Services		2,074
Total Miscellaneous Common Stocks 2.6% ∞		223
Total Common Stocks and Warrants
(Cost $7,262)		8,705

OPTIONS WRITTEN (1.9%)
Abbott Laboratories
Put, 1/21/06 @ $55.00 *	(200)	(1)
Alkermes
Put, 11/19/05 @ $15.00 *	(400)	(1)
Allergan
Put, 1/21/06 @ $80.00 *	(100)	0
Amgen
Call, 1/21/06 @ $65.00 *	(500)	(1)
Put
1/21/06 @ $60.00 *	(200)	0
1/21/06 @ $65.00 *	(700)	(4)
Amylin Pharmaceuticals
Put
1/21/06 @ $15.00 *	(100)	0
1/21/06 @ $20.00 *	(200)	0
1/21/06 @ $22.50 *	(400)	(2)
Bausch & Lomb
Put
1/21/06 @ $65.00 *	(200)	0
1/21/06 @ $70.00 *	(200)	0
1/21/06 @ $75.00 *	(100)	0
1/21/06 @ $80.00 *	(100)	(1)
Baxter International
Put
1/21/06 @ $35.00 *	(200)	0
1/21/06 @ $40.00 *	(200)	(1)
Biogen Idec
Call, 10/22/05 @ $45.00 *	(500)	0
Put, 10/22/05 @ $35.00 *	(300)	(1)
Biomet, Put, 7/16/05 @ $45.00 *	(200)	(2)
Boston Scientific
Call
11/19/05 @ $30.00 *	(500)	(1)
1/21/06 @ $35.00 *	(300)	0
Put, 1/21/06 @ $40.00 *	(300)	(4)
Cardinal Health
Put, 1/21/06 @ $60.00 *	(100)	(1)
Caremark RX
Put
1/21/06 @ $45.00 *	(300)	(1)
1/21/06 @ $50.00 *	(200)	(1)
Celgene
Put
1/21/06 @ $35.00 *	(300)	(1)
1/21/06 @ $40.00 *	(200)	(1)
1/21/06 @ $45.00 *	(200)	(1)
1/21/06 @ $50.00 *	(300)	(3)
7/16/05 @ $40.00 *	(200)	0
Cephalon
Call
8/20/05 @ $35.00 *	(700)	(4)
8/20/05 @ $40.00 *	(700)	(1)
Put
8/20/05 @ $40.00 *	(300)	0
1/21/06 @ $40.00 *	(200)	(1)
CIGNA
Put, 1/21/06 @ $110.00 *	(200)	(2)
Community Health System
Put, 9/17/05 @ $35.00 *	(200)	0
Coventry Health Care
Put
1/21/06 @ $60.00 *	(100)	0
1/21/06 @ $65.00 *	(200)	(1)
1/21/06 @ $70.00 *	(200)	(1)
CV Therapeutics
Call, 10/22/05 @ $22.50 *	(300)	(1)
Dade Behring Holdings
Call, 11/19/05 @ $70.00 *	(600)	(1)
DaVita
Put, 1/21/06 @ $50.00 *	(200)	(1)
Edwards Lifesciences
Call, 11/19/05 @ $45.00 *	(300)	(1)
Put, 8/22/05 @ $50.00 *	(200)	(1)
Elan
Put
1/21/06 @ $25.00 *	(400)	(7)
1/21/06 @ $30.00 *	(500)	(12)
Encysive Pharmaceuticals
Put, 10/22/05 @ $15.00 *	(200)	(1)
Eyetech Pharmaceuticals
Call
9/17/05 @ $17.50 *	(700)	0
12/17/05 @ $15.00 *	(700)	(1)
Forest Labs
Put, 1/21/06 @ $40.00 *	(300)	(1)
Gen-Probe
Put
8/20/05 @ $50.00 *	(300)	(4)
11/19/05 @ $50.00 *	(100)	(2)
Genentech
Call
9/17/05 @ $70.00 *	(1,100)	(13)
9/17/05 @ $90.00 *	(700)	(1)
1/21/06 @ $100.00 *	(300)	(1)
Put
9/17/05 @ $70.00 *	(300)	(1)
9/17/05 @ $75.00 *	(100)	0
9/17/05 @ $80.00 *	(400)	(2)
1/21/06 @ $65.00 *	(800)	(2)
1/21/06 @ $80.00 *	(300)	(2)
Gilead Sciences
Call, 8/20/05 @ $40.00 *	(900)	(4)
Put
8/20/05 @ $40.00 *	(300)	0
8/20/05 @ $45.00 *	(600)	(2)
11/19/05 @ $42.50 *	(200)	(1)
1/21/06 @ $45.00 *	(300)	(1)
1/21/06 @ 47.50 *	(200)	(1)
Guidant
Put, 1/21/06 @ $70.00 *	(200)	(1)
HCA
Put
1/21/06 @ $50.00 *	(200)	0
1/21/06 @ $55.00 *	(700)	(2)
1/21/06 @ $60.00 *	(200)	(1)
1/21/06 @ $65.00 *	(200)	(2)
ICOS
Put, 1/21/06 @ $30.00 *	(200)	(2)
ImClone Systems
Call
8/20/05 @ $40.00 *	(500)	0
11/19/05 @ $40.00 *	(700)	(1)
1/21/06 @ $45.00 *	(500)	(1)
1/21/06 @ $50.00 *	(500)	(1)
Put
1/21/06 @ $30.00 *	(200)	(1)
1/21/06 @ $35.00 *	(200)	(1)
Immucor
Call, 9/17/05 @ $35.00 *	(200)	0
Inspire Pharmaceuticals
Call, 12/17/05 @ $12.50 *	(300)	0
Invitrogen
Put, 1/21/06 @ $75.00 *	(200)	(1)
Kinetic Concepts
Call
9/17/05 @ $65.00 *	(800)	(1)
9/17/05 @ $70.00 *	(200)	0
Martek Biosciences
Call
9/17/05 @ $45.00 *	(200)	0
9/17/05 @ $50.00 *	(100)	0
Put, 12/17/05 @ $30.00 *	(400)	(1)
Medicines Company
Call
10/15/05 @ $25.00 *	(1,200)	(2)
10/22/05 @ $22.50 *	(700)	(2)
1/21/06 @ $25.00 *	(700)	(1)
Medtronic
Put, 1/21/06 @ $55.00 *	(100)	(1)
Merck
Put, 1/21/06 @ $30.00 *	(200)	0
MGI Pharma
Put, 1/21/06 @ $20.00 *	(200)	(1)
Neurocrine Biosciences
Call, 11/19/05 @ $50.00 *	(300)	0
Omnicare
Put, 1/21/06 @ $45.00 *	(300)	(1)
ONYX Pharmaceuticals
Call, 1/21/06 @ $45.00 *	(200)	0
Put, 1/21/06 @ $25.00 *	(300)	(1)
OSI Pharmaceuticals
Call
7/16/05 @ $45.00 *	(300)	0
10/22/05 @ $50.00 *	(300)	0
1/21/06 @ $50.00 *	(200)	(1)
1/21/06 @ $55.00 *	(200)	0
Put
7/16/05 @ $50.00 *	(300)	(3)
1/21/06 @ $40.00 *	(200)	(1)
Patterson Companies
Put, 1/21/06 @ $50.00 *	(200)	(1)
Pfizer
Call, 1/21/06 @ $30.00 *	(600)	0
Put, 9/17/05 @ $27.50 *	(500)	(1)
Pharmaceutical Holdings Trust
Put, 1/21/06 @ $80.00 *	(200)	(1)
ResMed
Put, 10/22/05 @ $65.00 *	(300)	(1)
Respironics
Put, 10/22/05 @ $32.50 *	(400)	0
Sepracor
Call
10/22/05 @ $70.00 *	(500)	(1)
1/21/06 @ $70.00 *	(500)	(1)
Put
7/16/05 @ $65.00 *	(200)	(1)
10/22/05 @ $60.00 *	(200)	(1)
1/21/06 @ $65.00 *	(500)	(4)
Shire Pharmaceuticals
Call, 10/22/05 @ $37.50 *	(400)	0
Put
7/16/05 @ $40.00 *	(300)	(2)
1/21/06 @ $40.00 *	(300)	(3)
St. Jude Medical
Call, 7/16/05 @ $40.00 *	(300)	(1)
Put
7/16/05 @ $40.00 *	(200)	0
1/21/06 @ $40.00 *	(200)	0
1/21/06 @ $45.00 *	(400)	(2)
Stryker
Call, 1/21/06 @ $52.50 *	(600)	(1)
Put
1/21/06 @ $50.00 *	(200)	(1)
1/21/06 @ $55.00 *	(200)	(1)
Triad Hospitals
Put
1/21/06 @ $50.00 *	(200)	(1)
1/21/06 @ $55.00 *	(200)	(1)
1/21/06 @ $60.00 *	(200)	(1)
United Therapeutics
Call, 8/20/05 @ $55.00 *	(200)	0
UnitedHealth Group
Put, 1/21/06 @ $50.00 *	(300)	(1)
WellChoice
Put, 10/22/05 @ $65.00 *	(100)	0
Wyeth
Call
7/16/05 @ $40.00 *	(500)	(2)
1/21/06 @ $45.00 *	(1,000)	(3)
1/21/06 @ $50.00 *	(600)	0
Zimmer Holdings
Put, 1/21/06 @ $80.00 *	(100)	(1)
Total Options Written
(Cost $(187))		(165)

SHORT-TERM INVESTMENTS 2.2%

Money Market Fund 2.2%
T. Rowe Price Reserve Investment
Fund, 3.14% #†	185,944	186
Total Short-Term Investments
(Cost $186)		186

Total Investments in Securities
101.0% of Net Assets (Cost $7,261)		$ 8,726

(1)	Denominated in U.S dollars unless otherwise noted
#	Seven-day yield
*	Non-income producing
∞	The identity of certain securities has been concealed to
protect the fund while it completes a purchase or selling
program for the securities.
^	All or a portion of this security is pledged to cover written call options at June 30, 2005
†	Affiliated company—See Note 5
ADR	American Depository Receipts
CHF	Swiss franc
DKK	Danish krone
EUR	Euro
JPY	Japanese yen
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

‡ Restricted Securities
Amounts in (000s)

The fund may invest in securities that cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules. The total restricted securities (excluding 144A issues) at period-end amounts to $0 and represents 0.0% of net assets.

	Acquisition	Acquisition
Description	Date	Cost
Myogen, Warrants, 9/29/09	9/29/04	$0
Totals		$0

The fund has registration rights for certain restricted securities held as of June 30, 2005. Any costs related to such registration are borne by the issuer.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
(Unaudited)
(In thousands except shares and per share amounts)

Assets
Investments in securities, at value
Affiliated companies (cost $186)	$186
Non-affiliated companies (cost $7,075)	8,540

Total investments in securities	8,726
Cash	8
Dividends and interest receivable	1
Receivable for investment securities sold	73
Receivable for shares sold	2
Other assets	1

Total assets	8,811

Liabilities
Payable for investment securities purchased	145
Payable for shares redeemed	8
Due to affiliates	14
Other liabilities	1

Total liabilities	168

NET ASSETS	$8,643

Net Assets Consist of:
Undistributed net investment income (loss)	$(26)
Undistributed net realized gain (loss)	(622)
Net unrealized gain (loss)	1,465
Paid-in-capital applicable to 860,128 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares of the Corporation authorized	7,826

NET ASSETS	$8,643

NET ASSET VALUE PER SHARE
Health Sciences Class
($6,585,588/654,195 shares outstanding)	$10.07

Health Sciences–II Class
($2,057,208/205,933 shares outstanding)	$9.99

The accompanying notes are an integral part of these financial statements.

Statement of Operations
(Unaudited)
($ 000s)

6 Months
Ended
6/30/05
Investment Income (Loss)
Income
Dividend	$13
Interest	1

Total income	14

Expenses
Investment management and administrative expense	38
Rule 12b-1 fees - Health Sciences–II Class	2

Total Expenses	40

Net investment income (loss)	(26)

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities	(106)
Written options	47

Net realized gain (loss)	(59)

Change in net unrealized gain (loss)
Securities	(142)
Written options	45

Change in net unrealized gain (loss)	(97)

Net realized and unrealized gain (loss)	(156)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(182)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
(Unaudited)
($ 000s)

	6 Months	Year
	Ended	Ended
	6/30/05	12/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(26)	$(37)
Net realized gain (loss)	(59)	367
Change in net unrealized gain (loss)	(97)	578

Increase (decrease) in net assets from operations	(182)	908

Capital share transactions *
Shares sold
Health Sciences class	925	2,066
Health Sciences–II	893	1,272
Shares redeemed
Health Sciences class	(692)	(690)
Health Sciences–II	(137)	(197)

Increase (decrease) in net assets from
capital share transactions	989	2,451

Net Assets
Increase (decrease) during period	807	3,359
Beginning of period	7,836	4,477

End of period	$8,643	$7,836

(Including undistributed net investment income (loss)
of $(26) at 6/30/05 and $0 at 12/31/04)

*Share information
Shares sold
Health Sciences class	95	214
Health Sciences–II	91	137
Shares redeemed
Health Sciences class	(71)	(72)
Health Sciences–II	(14)	(21)
Increase (decrease) in shares outstanding	101	258

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Health Sciences Portfolio (the fund) is a diversified, open-end management investment company and is one portfolio established by the corporation. The fund seeks long-term capital appreciation. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The fund has two classes of shares: the Health Sciences Portfolio original share class (Health Sciences class), offered since December 29, 2000, and Health Sciences Portfolio–II (Health Sciences Portfolio–II class), offered since April 30, 2002. Health Sciences Portfolio–II shares are sold through financial intermediaries, which it compensates for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund receives upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Purchased and written options are valued at the mean of the closing bid and asked prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Health Sciences–II pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Management and administrative fee expenses, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Options Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Options are reflected in the accompanying Portfolio of Investments at market value. Transactions in options written and related premiums received during the six months ended June 30, 2005, were as follows:

	Number of
	Contracts	Premiums
Outstanding at beginning of period	366	$110,000
Written	820	283,000
Exercised	(26)	(17,000)
Expired	(11)	(2,000)
Closed	(701)	(187,000)

Outstanding at end of period	448	$187,000

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $3,412,000 and $2,331,000, respectively, for the six months ended June 30, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2005.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2004, the fund had $552,000 of unused capital loss carryforwards, of which $415,000 expire in 2010 and $137,000 expire in 2011.

At June 30, 2005, the cost of investments for federal income tax purposes was $7,261,000. Net unrealized gain aggregated $1,465,000 at period-end, of which $2,039,000 related to appreciated investments and $574,000 related to depreciated investments.

NOTE 4 - FOREIGN TAXES

Gains realized upon disposition of certain Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains, and realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the fund accrues a deferred tax liability for net unrealized gains on Indian securities when applicable.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.95% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors’ fees and expenses, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the six months ended June 30, 2005, dividend income from the Reserve Funds totaled $2,000, and the value of shares of the Reserve Funds held at June 30, 2005 and December 31, 2004 was $186,000 and $129,000, respectively.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1- and 3-year periods, as well as the fund’s year-by-year returns, and compared these returns to previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. The Board noted that, under the Contract, the fund pays the Manager a single fee based on the fund’s assets and the Manager, in turn, pays all expenses of the fund, with certain exceptions. The Board concluded that, based on the profitability data it reviewed and consistent with this single fee structure, the Contract provided for a reasonable sharing of benefits from any economies of scale with the fund.

Fees
The Board reviewed the fund’s single-fee structure and compared the rate to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s single fee rate was generally below the median management fee rate and expense ratio for comparable funds. The Board also reviewed the expense ratio of the fund’s Class II share class, which pays a 12b-1 fee in addition to the single fee, and compared this expense ratio to the fees and expenses of comparable funds. The information provided to the Board indicated that the expense ratio for the Class II share class was generally below the median expense ratio for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Series, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 18, 2005